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                                   EXHIBIT 32

            CERTIFICATE PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                      ACT OF 2002 (18-U.S.C. SECTION 1350)

Each, Fred T. Bauer, Chief Executive Officer of Gentex Corporation, and Enoch C. Jen, Chief Financial Officer of Gentex Corporation, certify to the best of their knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

         (1) The annual report on Form 10-K for the year ended December 31, 2003, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in this annual report on Form 10-K of the year ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Gentex Corporation.

Dated: February 26, 2004                           GENTEX CORPORATION

                                          By    /s/  Fred T. Bauer
                                                --------------------------------
                                                Fred T. Bauer
                                                Its Chief Executive Officer

                                          By    /s/  Enoch C. Jen
                                                --------------------------------
                                                Enoch C. Jen
                                                Its Vice President-Finance/Chief
                                                Financial Officer

A signed original of this written statement has been provided to Gentex Corporation and will be retained by Gentex Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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